UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2012

ROCHESTER MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-18933	41-1613227
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Rochester Medical Drive, Stewartville, MN 55976

(Address of principal executive offices)

Registrant’s telephone number, including area code: (507) 533-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2012, the Compensation Committee of the Board of Directors of the Company approved forms of Restricted Stock Award Agreements for use in connection with grants of restricted stock to employees and non-employee directors, and form of Restricted Stock Unit Award Agreement for use in connection with grants of restricted stock units to employees under the Company’s 2010 Stock Incentive Plan, which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

Also on January 26, 2012, the Compensation Committee approved a grant of restricted stock units to each of the Company’s executive officers. Such units will vest at the end of fiscal year 2013, based upon the achievement of corporate goals for fiscal 2013 operating income as determined by the Compensation Committee.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 26, 2012, Rochester Medical Corporation (the “Company”) held its 2012 Annual Meeting of Shareholders. There were 12,043,167 shares of common stock entitled to vote at the meeting; 10,968,177 shares were represented at the meeting in person or by proxy. The Company’s shareholders voted on the following matters:

1.	The election of five directors to serve until the next Annual Meeting of Shareholders;

2.	The ratification of the selection of Grant Thornton LLP as the Company’s independent auditor for the fiscal year ending September 30, 2012; and

3.	An advisory vote on a non-binding resolution to approve the compensation of the Company’s executives disclosed in the proxy statement for the 2012 Annual Meeting.

The results of the shareholder votes are set forth below:

Board of Directors.

Nominees	For	Withheld	Broker Non-Votes
Darnell L. Boehm	6,278,491	173,845	4,515,841
Anthony J. Conway	6,217,891	234,445	4,515,841
David A. Jonas	6,136,841	315,495	4,515,841
Peter H. Shepard	6,285,521	166,815	4,515,841
Benson Smith	6,205,541	246,795	4,515,841

Independent Auditor.

For	Against	Abstain	Broker Non-Votes
10,698,608	245,604	23,965	0

Approval, on an Advisory Basis, of Executive Compensation.

For	Against	Abstain	Broker Non-Votes
5,179,746	138,107	1,134,483	4,515,841

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1*	Form of 2010 Stock Incentive Plan Restricted Stock Award Agreement for employees

10.2*	Form of 2010 Stock Incentive Plan Restricted Stock Award Agreement for directors

10.3*	Form of 2010 Stock Incentive Plan Restricted Stock Unit Award Agreement for employees

*	Indicates management contract, compensatory plan or arrangement required to be filed pursuant to Item 601(b)(10)(iii)(A) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 30, 2012

ROCHESTER MEDICAL CORPORATION

By:	/s/ David A. Jonas
David A. Jonas Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Form of 2010 Stock Incentive Plan Restricted Stock Award Agreement for employees

10.2*	Form of 2010 Stock Incentive Plan Restricted Stock Award Agreement for directors

10.3*	Form of 2010 Stock Incentive Plan Restricted Stock Unit Award Agreement for employees

*	Indicates management contract, compensatory plan or arrangement required to be filed pursuant to Item 601(b)(10)(iii)(A) of Regulation S-K.